                                                                   EXHIBIT 10.17

                      RESTRICTED STOCK PURCHASE AGREEMENT
                      -----------------------------------

        THIS RESTRICTED STOCK PURCHASE AGREEMENT (this "Agreement") is dated as
                                                        ---------
of the 6th day of July, 1998, by and between Esperion Therapeutics, Inc., a Delaware corporation (the "Corporation"), and Roger Newton, Ph.D. ("Employee").
                           -----------                              --------

                             W I T N E S S E T H:
                             - - - - - - - - - -

        WHEREAS, Employee is currently the Senior Director of Preclinical Discovery and Development of the Corporation; and

        WHEREAS, Employee wishes to purchase, and the Corporation wishes to sell to Employee, 800,000 shares of the Corporation's common stock, $.001 par value per share ("Common Stock") at a price of $.001 per share (the "Original Cost Per
            ------------                                       -----------------
Share"); and
-----

        WHEREAS, such shares of Common Stock will be issued to Employee in order to provide an incentive to Employee to exercise his best efforts on behalf of, and to remain as an employee of, the Corporation, subject to the terms and provisions of this Agreement.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

        SECTION 1. Definitions.
                   ------------

        As used in this Agreement, the following terms shall have the following respective meanings:

        "Cause" shall mean any reason materially and adversely affecting the
         -----
best interests of the Corporation or any of its affiliates or such as to make it unreasonable to expect the Corporation to continue to employ the Employee, including, without limitation, the conviction of any crime, the commission or attempted commission of any act of willful misconduct or dishonesty, malfeasance or negligence, the failure or neglect by the Employee to perform his or her duties hereunder or under any other agreement with the Corporation or the violation or attempted violation of any provision hereof or thereof.

        "Common Shares" shall mean the issued and outstanding shares of the
         -------------
Corporation's Common Stock, at the applicable time.

        "Equity Stock" shall have the meaning set forth in Rule 3a11-1 under the
         ------------
Securities Exchange Act of 1934, as amended, and any successor statute and the rules and regulations thereunder, as shall be in effect from time to time.

        "Family" shall include any spouse, lineal ancestor or descendant or
         ------
sibling, any trust for the exclusive benefit of any of the foregoing or any corporation, limited partnership, limited liability company or other entity majority controlled by any of the foregoing individuals or trusts.

        "Group" shall mean as to (a) a partnership, any or all of its general or
         -----
limited partners or any "affiliate" thereof (as defined by Rule 405 promulgated under the Securities Act), (b) a trust, any of the beneficiaries, settlers or grantors now existing or hereafter arising of, or any Person under common control with, such trust, (c) a corporation, any of its stockholders, any subsidiary of such corporation or any corporation which is under common control with such corporation, or any directors, officers or employees of such corporation, and (d) a limited liability company, any of its members.

        "New Securities" shall mean any Equity Stock, including, but not limited
         --------------
to, shares of Common Stock, any security which is convertible into or exercisable or exchangeable for Common Stock, or any right, option or warrant to acquire any Common Stock of the Corporation.

        "Person" shall mean and include a natural person, a corporation, a
         ------
limited liability company, a partnership, a trust an unincorporated organization and a government or any department, agency or political subdivision thereof.

        "Preferred Shares" shall mean the Corporation's outstanding Convertible
         ----------------
Participating Preferred Stock (without regard to Series), and any Common Stock acquired upon conversion thereof.

        "Public Offering" shall mean a distribution of New Securities in an
         ---------------
underwritten public offering to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission pursuant to the Securities Act.

        "Securities Act" shall mean the Securities Act of 1933, as amended, and
         --------------
any successor statute and the rules and regulations of the Securities and Exchange Commission thereunder, as shall be in effect at the applicable time.

        "Shares" shall mean the shares of Common Stock purchased by Employee
         ------
hereunder.

        "Termination of Employment" shall mean the termination of the employment
         -------------------------
relationship between the Corporation and Employee for any reason (with or without cause).

        "Transfer" shall include any direct or indirect sale, assignment,
         --------
transfer, pledge (but not including a pledge in favor of the Corporation), hypothecation or other disposition of any Shares or of any legal or beneficial interest therein.


        SECTION 2. Sale to Employee of Common Stock. Subject to the terms and
                   --------------------------------
conditions contained herein, the Corporation hereby sells, transfers and assigns to Employee, and Employee hereby purchases from the Corporation, the Shares. The Corporation hereby acknowledges receipt from Employee of payment of the Original Cost Per Share (or US$80 in the aggregate). Employee covenants and agrees to forward to the Corporation, if, as and when filed, a copy of any forms filed by Employee with the Internal Revenue Service with respect to the Shares pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended.

Section 3. Termination of Employment
           -------------------------

(a)  (i)   In the event of the Termination of Employment of Employee, the
Corporation shall have the right to purchase from Employee, and if the Corporation exercises its option pursuant to this Section 3, Employee shall sell to the Corporation upon the exercise of such right, up to the number of Shares (rounded up to the nearest whole Share) at the Original Cost Per Share determined in accordance with the following table:

------------------------------------------------------------------------------------------------------------------------------------
If the Termination of Employment Occurs on or prior to the       Percentage of Shares Subject to Repurchase at Original Cost Per
Following Dates                                                  Share
====================================================================================================================================
End of 1st quarter year 1 from date of employment                100%
End of 2nd quarter year 1 from date of employment                93.75%
End of 3rd quarter year 1 from date of employment                87.5%
End of 4th quarter year 1 from date of employment                81.25%
End of 1st quarter year 2 from date of employment                75%
End of 2nd quarter year 2 from date of employment                68.75%
End of 3rd quarter year 2 from date of employment                62.5%
End of 4th quarter year 2 from date of employment                56.25%
End of 1st quarter year 3 from date of employment                50%
End of 2nd quarter year 3 from date of employment                43.75%
End of 3rd quarter year 3 from date of employment                37.5%
End of 4th quarter year 3 from date of employment                31.25%
End of 1st quarter year 4 from date of employment                25%
End of 2nd quarter year 4 from date of employment                18.75%
End of 3rd quarter year 4 from date of employment                12.5%
End of 4th quarter year 4 from date of employment                6.25%
After of 1st quarter year 4 from date of employment              0%
------------------------------------------------------------------------------------------------------------------------------------

     (ii) Notwithstanding the foregoing, in the event of the Termination of Employment of Employee by the Corporation for any reason other than Cause on or prior to the one (1) Year anniversary from the date of employment, the percentage of Shares subject to repurchase at Original Cost per Share shall be 75%.

     (iii) The number of Shares subject to purchase pursuant to this Section 3(a) shall be adjusted to give effect to any stock dividend, or other distribution of stock made on or in respect of such Shares, or any subdivision, combination or reclassification of the outstanding capital stock of the Corporation or received in exchange for the Shares.

        (b) In order to exercise the option to purchase Employee's Shares under this Section 3, the Corporation shall deliver a written notice to Employee (the "Repurchase Notice"), indicating its election to purchase the Shares and
      -----------------
specifying the number of Shares which the Corporation elects to purchase and the purchase price therfor, within 90 days after Employee's Termination of Employment.

        (c) The repurchase of Shares hereunder shall be made on a date within thirty (30) days of the delivery of the Repurchase Notice, by delivery of payment to the Employee, by check or wire transfer, against receipt of one or more certificates, properly endorsed, evidencing the Employee's Shares to be so purchased. If the repurchase is not consummated by such date, the Corporation may deliver to Employee by check or wire transfer the applicable repurchase price for the Shares to be repurchased and may cancel the certificates evidencing such Shares on the books and records of the Corporation.


        SECTION 4.   Legend on Shares and Notice of Transfer.
                     ---------------------------------------

              4.1    Restrictive Legends.
                     -------------------

              (a) Each certificate evidencing Shares, and each certificate evidencing Shares held by subsequent transferees of any such certificate, shall (unless otherwise permitted by the provisions of Section 4.2 hereof) be stamped or otherwise imprinted with a legend in substantially the following form:

        THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR ANY EXEMPTION THEREFROM UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW.

              (b) Each certificate evidencing Shares, and each certificate evidencing Shares held by subsequent transferees of any such certificate, shall (unless otherwise permitted by the provisions of Section 4.2 hereof) also be stamped or otherwise imprinted with a legend in substantially the following form:

        ADDITIONALLY, THE TRANSFER OF THESE SECURITIES IS SUBJECT TO THE TERMS AND CONDITIONS OF A RESTRICTED STOCK PURCHASE AGREEMENT
        DATED AS OF _____________, AMONG ESPIRON THERAPEUTICS, INC. AND
        THE HOLDER OF RECORD OF THIS CERTIFICATE AND NO SALE, ASSIGNMENT, TRANSFER, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF SUCH SECURITIES SHALL BE VALID OR EFFECTIVE EXCEPT IN ACCORDANCE WITH SUCH AGREEMENT AND UNTIL SUCH TERMS AND CONDITIONS HAVE BEEN FULFILLED. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST
        BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF ESPERION THERAPEUTICS, INC.

                  4.2      Notice of Transfer.
                           ------------------

                  (a) Employee, and any other holder of any Shares by acceptance thereof, agrees that, prior to any Transfer of any Shares, such holder will give written notice to the Corporation of such holder's intention to effect such Transfer and to comply in all other respects with the provisions of this Section 4.2. Each such notice shall contain (i) a statement setting forth the intention of said holder's prospective transferee with respect to its retention or disposition of said Shares; and (ii) unless waived by the Corporation, a written opinion of counsel for such holder, in form and substance reasonably satisfactory to the Corporation, as to the necessity or non-necessity for registration under the Securities Act and applicable state securities laws in connection with such Transfer and stating the factual and statutory basis relied upon by counsel. The following provisions shall then apply:

                           (i) If the proposed Transfer of Shares may be effected without registration or qualification under the Securities Act and any applicable state securities laws, then the registered holder of such Shares shall be entitled to Transfer such Shares in accordance with Section 5 hereof and the intended method of disposition specified in the statement delivered by such holder to the Corporation.

                           (ii) If the proposed Transfer of such Shares may not be effected without registration under the Securities Act or registration or qualification under any applicable state securities laws, the registered holder of such Shares shall not be entitled to Transfer such Shares pursuant to Section 5 hereof until the requisite registration or qualification is effective.

                  (b) Notwithstanding the provisions of Section 4.2(a), in the case of a Transfer by a holder to a member of such holder's Family, no such opinion of counsel shall be necessary; provided that the transferee agrees in
                                       --------
writing to be subject to this Agreement to the same extent as if such transferee were originally a signatory to this Agreement.

                  (c) Each certificate evidencing the Shares issued upon such Transfer (and each certificate evidencing any untransferred balance of such Shares) shall bear the legend set forth in Section 4.1(a) hereof unless (i) in the written opinion of counsel addressed and delivered and in form and substance reasonably satisfactory to the Corporation, the registration of future Transfers is not required by the applicable provisions of the Securities Act or applicable state securities laws; (ii) the Corporation shall have waived the requirement of such legend; or (iii) in the opinion of counsel to the Corporation, such Transfer shall have been made in connection with an effective registration statement filed pursuant to the Securities Act or in compliance with the requirements of Rule 144 or Rule 144A (or any similar or successor rule) promulgated under the Securities Act, and in compliance with applicable state securities laws.

                  (d) Each certificate evidencing the Shares issued upon such Transfer (and each certificate evidencing any untransferred balance of such Shares) shall bear the legend set forth in Section 4.1(b) hereof, for so long as this Agreement remains in effect. In the event of the termination of this Agreement, the holder of Shares may request that the Corporation issue a new certificate not bearing the legend set forth in Section 4.1(b) hereof.

          SECTION 5.       Covenants of Employee and Corporation.
                           -------------------------------------

                5.1        Prohibited Transfers.
                           --------------------

                  (a) Employee agrees that he or she shall not Transfer any of his Shares which are subject to repurchase pursuant to Section 3 above at any time. Employee further agrees that he shall not Transfer any of his Shares which are no longer subject to repurchase pursuant to Section 3 above without the prior written consent of the Board of Directors of the Corporation or the holders of a majority of the preferred Shares, except as provided for in Section 5.2.

                  (b) Notwithstanding anything to the contrary contained herein, Employee (and any permitted transferee of Employee) may Transfer all of its, his or her Shares: (i) if the stockholder is a limited partnership or a trust, to any member of the Group of which Employee (or such permitted transferee) is a member, provided that such transferee shall agree in writing
                         --------
with the Corporation, prior to and as a condition precedent to such Transfer, to be bound by all of the provisions of this Agreement; (ii) if the stockholder is a corporation, to any member of its Group; provided that such transferee shall
                                           --------
agree in writing with the Corporation, prior to and as a condition precedent to such Transfer, to be bound by all of the provisions of this Agreement; (iii) to any member of the Family of Employee (or such permitted transferee); provided
                                                                     --------
that such transferee shall agree in writing with the Corporation, prior to and as a condition precedent to such Transfer, to be bound by all of the provisions of this Agreement and, provided, further, that the interests in any Family
                       -------- -------
trusts shall be non-transferable or, if such interests are transferable, the Board of Directors of the Corporation shall have granted its consent to such Transfer in its sole discretion; and (iv) by will or the laws of descent and distribution, in which event each such transferee shall be bound by all of the provisions of this Agreement to the same extent as if such transferee were the deceased Employee (or permitted transferee).

                  (c) If requested in writing by the managing underwriters, if any, of any Public Offering, Employee agrees not to offer, sell, contract to sell or otherwise dispose of any Shares except as part of such Public Offering within thirty (30) days before or one hundred and eighty (180) days after the effective date of the registration statement filed with respect to such Public Offering, and the Corporation hereby also so agrees; provided, however, that
                                                     --------  -------
this restriction will not apply to Transfers permitted under Section 5.1(b), provided such transferee agrees in writing with the Corporation, prior to and as
--------
a condition precedent to such Transfer, to be bound by the restrictions contained in this Section 5.1(c) (and the other provisions of this Agreement.) Notwithstanding the foregoing, in the event that Employee shall have previously accepted an offer to purchase Offered Shares (as defined below) which have been offered pursuant to Section 5.2(a), Employee shall not be prohibited from consummating such sale, provided, that the purchaser agrees to be bound by the
                        --------
restrictions contained in this Section 5.1(c) (and the other provisions of this Agreement.

          5.2     Right of First and Second Offer on Dispositions.
                  -----------------------------------------------

                  (a) Except as provided in Section 5.1(b), if Employee (for purposes of this Section, the "Selling Stockholder") desires to Transfer to
                                    -------------------
any independent third-party all or any part of the Shares, the Selling Stockholder shall, in the first instance, submit a written offer (the "Offer")
                                                                       -----
to sell such Shares (the "Offered Shares") to the Corporation, which Offer shall
                        --------------
specify the number of Offered Shares proposed to be sold, the total number of Shares owned by the Selling Stockholder and the terms and conditions, including price, at which the Shares are being offered to the Corporation.

                  (b) The Corporation shall have the right to purchase all or any portion of the Offered Shares on the same terms and conditions specified in the Offer.

                  (c) If the Corporation desires to purchase all or any portion of the Offered Shares, the Corporation shall communicate in writing its election to purchase (an "Acceptance") to the Selling Stockholder, which
                          ----------
Acceptance shall be delivered in person or mailed to the Selling Stockholder within 30 days of the date the Offer was made.

                  (d) If, at the expiration of the 30-day period referred to in paragraph (c) of this Section or sooner, the Corporation does not elect to purchase all of the Offered Shares, then the Offered Shares not accepted by the Corporation for purchase shall be offered (the "Second Offer"), in the second
                                                ------------
instance, to the holders of Preferred Shares (the "Preferred Stockholders").
                                                   ----------------------
Such Second Offer shall be submitted in writing to each Preferred Stockholder, which offer shall specify the number of Offered Shares proposed to be sold, the total number of Shares owned by the Selling Stockholder and the terms and conditions, including price, at which the Offered Shares are being offered to each of the Preferred Stockholders. The Second Offer shall remain open and irrevocable for a period of fifteen (15) days (the "Second Acceptance Period")
                                                    ------------------------
from the date of its delivery.

                  (e) Subject to Section 5.2(g) hereof, each Preferred Stockholder may accept the Second Offer by delivering to the Selling Stockholder a notice within the Second Acceptance Period, which notice shall state the number (the "Accepted Shares") of Offered Shares such Preferred Stockholder
             ---------------
desires to purchase. If the sum of the number of Offered Shares proposed to be purchased, by the Corporation and all Accepted Shares exceeds the number of Offered Shares, the Offered Shares shall be allocated among the Preferred Stockholders that delivered such notice pro rata in accordance with their
                                        --------
Proportionate Percentages; provided, however, that each Preferred Stockholder
                           --------  -------
shall not be required to purchase more than its Accepted Shares and such purchase shall be on the same terms as those available to any proposed third party purchaser pursuant to this Section 5.2. For the purposes of this Section 5.2, "Proportionate Percentages" shall mean the pro rata percentage, as to each
      -------------------------                 --------
Preferred Stockholder, equal to the percentage figure which expresses the ratio between the number of shares of outstanding capital stock of the Corporation (calculated on an as converted basis) owned by such Preferred Stockholder and the aggregate number of shares of outstanding capital stock of the Corporation (calculated on an as converted basis) owned by all Preferred Stockholders.

                  (f) If the Company elects to purchase all of the Offered Shares, sale of the Offered Shares to be so purchased pursuant to this Section shall be made at the offices of the Company on the 45th day following the delivery of the Acceptance pursuant to paragraph (c) of this Section (or if such 45th day is not a business day, then on the next succeeding business day). If the Company and Preferred Stockholders elect to purchase all of the Offered Shares, or the Company declines and the Preferred Stockholders elect to purchase all of the Offered Shares, sale of the Offered Shares to be so purchased pursuant to this Section shall be made at the offices of the Company on the 45th day following the Second Acceptance Notice (or if such 45th day is not a business day, then on the next succeeding business day). Such sales shall be effected by the Selling Stockholder's delivery to the Company and/or Preferred Stockholders of a certificate or certificates evidencing the Offered Shares to be purchased by it or them, duly endorsed for transfer to the Company and/or the Preferred Stockholders, which Offered Shares shall be delivered free and clear of all liens, charges, claims and encumbrances of any nature whatsoever, against payment to the Selling Stockholder of the purchase price therefor. Payment for the Offered Shares shall be made as provided in the Offer and/or Second Offer or by wire transfer or certified check

                  (g) If the number of Offered Shares exceeds the sum of those Offered Shares with respect to which the Corporation and the Preferred Stockholders exercised their rights under this Section 5.2, the Second Offer shall be deemed to be withdrawn and the Selling Stockholder may transfer the Offered Shares on the terms, conditions and purchase price specified in the Offer and the Second Offer to an independent third party purchaser within ninety
(90) days after expiration of the Second Acceptance period, so long as such third party purchaser (and any subsequent purchaser or transferee) agrees in writing to be subject to all the terms of this Agreement. Any Offered Shares not sold within such 90-day period shall continue to be subject to the restrictions provided for in this Section 5.

         5.3      Drag Along. Subject to Section 5.2 above, anything in this
                  ----------
Agreement to the contrary notwithstanding, in the event that (i) the Board of Directors of the Corporation by unanimous vote or unanimous written consent and/or the holders of at least a majority of the then outstanding Preferred Shares by vote or written consent approves a transaction pursuant to which any Person or Persons not affiliated with any of the Preferred Stockholders will acquire 50% or more of the Common Shares of the Corporation (by stock purchase, merger or otherwise) or all or substantially all of the assets of the Corporation, upon the written request of the holders of at least a majority of the Preferred Shares, Employee agrees to offer to sell all of his or her Shares, and to sell all of his or her Shares, to such Person or Persons or to vote all of his or her Shares in favor of the sale of assets, as the case may be, in either case upon the terms and conditions of the transaction approved by the Board of Directors of the Corporation and/or the holders of at least a majority of the Preferred Shares; provided, however, that employee's obligation to sell
                         --------  -------
his or her Shares pursuant to this Section 5.3 shall only apply if all the Shares are sold on the same financial terms and conditions.

         5.4      Co-Sale Rights: Voting and Board Provisions. Employee agrees
                  -------------------------------------------
to be bound by the Co-Sale Rights and Voting and Board Provisions contained in Sections 2(d) and 4 of that certain Stockholders' Agreement dated 6 July 1998 by
                                                                  -----------
and among the Corporation and the parties thereto (the "Stockholders'
                                                        -------------
Agreement"). Employee shall execute the Stockholders' Agreement for the limited
---------
purpose of being bound by Sections 2(d) and 4 thereto.


         SECTION 6. Representations.
                    ---------------

         6.1      Representations of Employee. In connection with Employee's
                  ---------------------------
purchase of the Shares, Employee hereby represents and warrants to the Corporation as follows:

                  (a)      Investment Intent: Capacity to Protect Interests.
                           ------------------------------------------------
Employee is purchasing the Shares solely for his or her own account for investment and not with a view to or for sale in connection with any distribution of the Shares or any portion thereof and not with any present intention of selling, offering to sell or otherwise disposing of or distributing the Shares or any portion thereof in any transaction other than a transaction exempt from registration under the Securities Act. Employee also represents that the entire legal and beneficial interest of the Shares is being purchased, and will be held, for his or her account only, and neither in whole or in part for any other person.

                   (b)     Restricted Securities. Employee understands and
                           ---------------------
acknowledges that the sale of the Shares has not been registered under the Securities Act; that the Shares must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available; and that the Corporation is under no obligation to register the Shares.

                   (c)     Disposition under Rule 144. Employee understands that
                           --------------------------
the Shares are restricted securities within the meaning of Rule 144 promulgated under the Securities Act; that the exemption from registration under Rule 144 will not be available in any event for at least two years from the date of purchase of any payment for the Shares, and even then will not be available unless (i) a public trading market then exists for the Shares, (ii) adequate information concerning the Corporation is then available to the public, and
(iii) other terms and conditions of Rule 144 are complied with; and that any sale of the shares may be made only in limited amounts in accordance with such terms and conditions.

         6.2       Representations of the Corporation. The Corporation
                   ----------------------------------
represents to Employee that:

                   (a) The execution, delivery and performance by the Corporation of this Agreement and all transactions contemplated by this Agreement have been duly authorized by all action required by law, its Certificate of Incorporation, its Bylaws or otherwise.

                   (b) This Agreement has been duly executed and delivered by the Corporation and constitutes the legal, valid and binding obligation of the Corporation enforceable against it in accordance with its terms.


          SECTION 7.       Withholding. Upon the request of the Corporation,
                           -----------
Employee shall promptly pay to the Corporation, or make arrangements satisfactory to the Corporation regarding payment of, any Federal, state or local taxes of any kind required by law to be withheld with respect to the Shares (or any distributions of other securities or property (including cash) thereon or issued in replacement thereof).

          SECTION 8.       Remedies. In case any one or more of the covenants
                           --------
and/or agreements set forth in this Agreement shall have been breached by any party hereto, the party entitled to the benefit of such covenants or agreements may proceed to protect and enforce its rights either by suit in equity and/or by action at law, including, but not limited to, (a) an action for damages as a result of any such breach, (b) an action for specific performance of any such covenant or agreement contained in this Agreement, and/or (c) a temporary or permanent injunction, in any case without showing any actual damage. The rights, power and remedies of the parties under this Agreement are cumulative and not exclusive of any other agreement or law. No single or partial assertion or exercise of any right, power or remedy of a party hereunder shall preclude any other or further assertion or exercise thereof. Any purported Transfer in violation of the provisions of this Agreement shall be null and void ab initjo.
                                                                     -- ------

          SECTION 9.       Successors and Assigns. Except as otherwise expressly
                           ----------------------
provided herein, this Agreement shall bind and inure to the benefit of the Corporation, Employee, the respective successors or heirs, distributees and personal representatives and permitted assigns of the Corporation and Employee, and each other person who shall properly become a registered holder of any Shares that have not theretofore been sold to the public pursuant to a registration statement under the Securities Act or Rule 144 or Rule 144A (or any similar or successor rule).


          SECTION 10.      Entire Agreement. This Agreement contains the entire
                           ----------------
agreement among the parties with respect to the subject matter hereof and supersedes other prior and contemporaneous arrangements or understandings with respect thereto.

          SECTION 11.      Notices. All notices, consents and other
                           -------
communications under this Agreement shall be in writing and shall be deemed to have been duly given (a) when delivered by hand, (b) one (1) business day after the business day of transmission, if sent by telex or telecopier (with receipt confirmed), provided that a copy is mailed by registered mail, return receipt
            --------
requested, or (c) one (1) business day after the business day of deposit with the carrier, if sent by Express Mail, Federal Express or other express delivery service (receipt requested), in each case to the appropriate addresses, telex numbers and telecopier numbers set forth below (or to such other addresses or telecopy numbers as a party may designate as to itself by notice to the other parties):

          (a)   If to Employee:

                           Roger Newton, Ph.D.
                           1425 Bardstown Trail
                           Ann Arbor, MI 48105
                           Telecopier No.:

          (b)   If to the Corporation:

                           Esperion Therapeutics, Inc.
                           3621 S. State Street, 695 KMS Place
                           Ann Arbor, Michigan 48108
                           Telecopier No.: (734) 332-0516
                           Attention: Roger Newton. Ph.D.

                with a copy to:

                           Sills Cummis Zuckerman Radin
                           Tischman Epstein & Gross, P.A.
                           One Riverfront Plaza
                           Newark, New Jersey 07102
                           Telecopier No.: (973) 643-6500
                           Attention:   Ira A. Rosenberg, Esq.


          SECTION 12.      Changes. The terms and provisions of this Agreement
                           -------
may not be modified or amended, or any of the provisions hereof waived, temporarily or permanently, without the prior written consent of each of the parties hereto.


          SECTION 13.      Counterparts. This Agreement may be executed in any
                           ------------
number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.


          SECTION 14.      Headings. The benefits of the various sections of
                           --------
this Agreements have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

          SECTION 15.      Nouns and Pronouns. Whenever the context may require,
                           ------------------
any pronouns used herein shall include the corresponding masculine feminine or neuter forms, and the singular form of names and pronouns shall include the plural and vice-versa.


          SECTION 16.      Severability. Any provision of this Agreement that is
                           ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability. Such prohibition or unenforceability in any one jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.


          SECTION 17.      Governing Law. This Agreement and (unless otherwise
                           -------------
provided) all amendments hereof and waivers and consents hereunder shall be governed by the internal law of the State of Delaware, without regard to the conflicts of law principles thereof.


          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first written above.



WITNESS                      ESPERION THERAPEUTICS, INC.


/s/ [ILLEGIBLE]              By:
----------------------          ----------------------------
                             Name:
                             Title:

WITNESS

/s/ Michael E. Pape          /s/ Roger Newton, Ph.D.
----------------------       -------------------------------
                             Name: Roger Newton, Ph.D.